SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.   20549



                    __________________________

                            FORM 8-K/A


                     AMENDMENT #1 TO FORM 8-K




              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of Report  (Date of Earliest Event Reported): August 14, 1996



                   INTEGRATED WASTE SERVICES, INC.
       (Exact name of registrant as specified in its charter)



       New York                 D-18478        16-1347088
(State or other jurisdiction  (Commission    (I.R.S. Employer
     of incorporation         File Number)   Identification No.)



201 Ganson Street, Buffalo, New York                      14203
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (716)852-2345






   Former name or former address, if changed since last report







Item 4.   Changes in Registrant's Certifying Accountant.

(a)(1)
          (i) On August 14, 1996, Integrated Waste Services, Inc.
(the "Company") dismissed BDO Seidman, LLP ("BDO") as its principal independent accountant.

          (ii) Neither of BDO's reports on the financial statements of the Company for the fiscal years ended December 31, 1995 or December 31, 1994 contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

          (iv) During the fiscal years ended December 31, 1994 and December 31, 1995 and during the period from January 1, 1996 through August 14, 1996, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c). Exhibits.

          16. Letter from BDO SEIDMAN, LLP regarding change in certifying accountant.

















                          BDO SEIDMAN, LLP
                         1200 Statler Towers
                    Buffalo, New York 14202-2912
                            (716)853-9333





August 20, 1996



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549




Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on August 14, 1996, to be filed by our former client, Integrated Waste Services, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,


 s\ BDO Seidman, LLP

BDO SEIDMAN, LLP




/lg













                             SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INTEGRATED WASTE SERVICES, INC.



                              By: S/James F. Williams
                                   James F. Williams
                                   Chief Executive Officer
                                   (Duly authorized Officer)









Date:  August 23, 1996